UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CIGNA Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

CIGNA and Intracorp 401(k) Participants:

The following notice about the 2007 Annual Meeting of Shareholders and a proxy/voting instruction card are being mailed to your home address. The voting side of the proxy card (the side you would sign) contains the total number of shares of CIGNA stock for which you have:

•       Voting rights as a direct shareholder (shares held for you in a Mellon Investors account, including restricted stock, vested shares and shares you acquired and hold directly in your own name); and

•       Pass-through voting rights as an investor in the CIGNA Stock Fund of the CIGNA or Intracorp 401(k) Plan.

You may exercise your right to vote over the internet at the web address found at the bottom of the attached notice. Please note that in order to access the voting website, you must have the control number that appears on your individual proxy/voting instruction card.

Click here to view the 2007 Proxy Statement and 2006 Annual Report.

CIGNA Corporation
Two Liberty Place
1601 Chestnut Street
Philadelphia, PA 19192-1550
March 22, 2007

NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS

CIGNA Corporation Shareholders:

The annual meeting of shareholders will be held on Wednesday, April 25, 2007 at 3:30 p.m. at The Philadelphia Museum of Art, Van Pelt Auditorium, 26th Street and the Ben Franklin Parkway, Philadelphia, Pennsylvania. Directions to The Philadelphia Museum of Art are at the end of the proxy statement.

At the meeting, we will ask the shareholders to:

1.                Elect four directors for terms expiring in April 2010 (Item 1 on the proxy card);

2.                Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting  firm for 2007 (Item 2 on the proxy card);

3.                Approve the amended and restated CIGNA Executive Incentive Plan; and

4.                Consider any other business properly brought before the meeting.

The Board of Directors recommends that you vote in favor of items 1, 2 and 3. These proposals are described in the proxy statement. CIGNA’s 2007 Proxy Statement and 2006 Annual Report to Shareholders are available online by going to www.cigna.com > About Us > Investor Relations > Most Recent Disclosures > Financial Literature. You may also contact CIGNA’s Shareholder Services Department at 215.761.3516 for an Annual Report and Proxy Statement.

CIGNA shareholders of record at the close of business on February 27, 2007 are entitled to notice of and to vote at the meeting and any adjournment thereof. Your vote is important, even if you do not own many shares. CIGNA encourages you to exercise your right to vote by any of the following means:

1.                By returning the completed, signed and dated proxy card in the enclosed envelope;

2.                By telephone in the United States using the telephone number found on your proxy card; or

3.                Over the Internet at http://www.proxyvoting.com/ci.

Sincerely,

H. EDWARD HANWAY
Chairman and Chief Executive Officer

By order of the Board of Directors,

NICOLE S. JONES
Corporate Secretary